June 26, 2026

WESTWOOD ALTERNATIVE INCOME FUND

Institutional Shares Ticker Symbol: WMNIX

A Class Shares Ticker Symbol: WMNAX

A Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2026, as supplemented

This supplement updates certain information in the Prospectus for the Institutional and A Class Shares of the Westwood Alternative Income Fund (the “Fund”), a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following information replaces the first and third paragraphs in the section entitled “Dividends and Distributions” beginning on page 114 of the Prospectus:

The Value Fund, SMidCap Fund, SmallCap Fund, Tactical Growth Fund, Tactical Plus Fund, MLP Fund and Alternative Income Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Multi Asset Income Fund and Income Opportunity Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

If you have any questions regarding the Fund, please call the Fund toll free at 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.